EXHIBIT 99.1
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JONES LANG LASALLE - PAGE - 1:



                            JONES LANG LASALLE

                               February 2005






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JONES LANG LASALLE - PAGE - 2:



                        FORWARD LOOKING STATEMENTS
                        --------------------------


Statements in this presentation regarding, among other things, future financial results and performance, achievements, plans, targets, projections and objectives may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements and Jones Lang LaSalle makes no representations or guarantees thereof. Factors that could cause actual results to differ materially include those discussed under "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Quantitative and Qualitative Disclosures about Market Risk," and elsewhere in Jones Lang LaSalle's Annual Report on
Form 10-K for the year ended December 31, 2003, in Jones Lang LaSalle's Proxy Statement dated April 20, 2004, in Jones Lang LaSalle's Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and
September 30, 2004 and in other reports filed with the Securities and Exchange Commission. Statements speak only as of the date of this presentation. Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Jones Lang LaSalle's expectations or results, or any change in events. In addition, nothing herein may be construed or is intended as an offering of any security.






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JONES LANG LASALLE - PAGE - 3:




                                OUR VISION


  ----------------------------------------------------------------------

         To be the chosen real estate expert and strategic adviser to the leading occupiers and investors around the world

  ----------------------------------------------------------------------




                  WE ARE:                             WE ARE NOT:

      . A global firm operating across          . Asset intensive
        more than 100 markets
                                                . A REIT
      . Advisor and service provider
        to real estate occupiers and
        investors

      . Global real estate investment/
        fund manager

      . Client-relationship oriented

      . Strong cash-flow business model






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JONES LANG LASALLE - PAGE - 4:




                           FINANCIAL HIGHLIGHTS



      STRONG PROFIT GROWTH
      --------------------

      .     2004 net income $64.2 million vs. 2003 net income $36.1 million

      . 2004 EPS Actual - $1.96 per share (including bond refinancing charge of $0.26 per share)

      .     2003 EPS Actual - $1.12 per share

      .     2002 EPS Actual - $0.85 per share


      STRONG CASH FLOW BUSINESS MODEL
      -------------------------------

      .     EBITDA of $129 million in 2004; $99 million in 2003

      . Reduced interest expense; $9 million in 2004 from $18 million in 2003

      .     Reduced tax rate; 25% in 2004 from 42% in 2001


      SOLID BALANCE SHEET
      -------------------

      .     $119 million net debt repayment in 2004; $88 million in 2003

      .     Debt Ratings:  S&P BBB- / Moody's Ba1

      . Interest Coverage Ratio = 13.9 (EBITDA / Interest Expense); Leverage Ratio = 0.2 (Net Debt / EBITDA) (1)



      (1)   See Appendix 3 for explanation of EBITDA and Net Debt







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JONES LANG LASALLE - PAGE - 5:




                              OUR VALUE MODEL

               Performing Consistently and Maximizing Growth



                              VALUE CREATION
                              --------------

                        .     Clients

                        .     Employees

                        .     Shareholders



                               VALUE DRIVERS
                               -------------

                        .     Integrated Global Services

                        .     Research

                        .     Account Management

                        .     Operational Excellence

                        .     Strong Brand




[Graphic indicating - Occupiers and Investors encircling and indicating - ]


      REAL ESTATE                         REAL ESTATE
      OCCUPIER SERVICES                   MONEY MANAGEMENT

      -     Outsourcing                   -     Global Investment
      -     Tenant Representation               Capability
      -     Facilities Management         -     Institutional/Retail
      -     Project & Development               Capital
            Services                      -     Direct and Indirect
      -     Consulting                          Vehicles
                                          -     Private & Public
                                          -     Income, Value-Add &
                                                Opportunistic Investments


      REAL ESTATE CAPITAL MARKETS         REAL ESTATE INVESTOR SERVICES

      -     Investment Banking            -     Leasing
      -     Corporate Finance             -     Property Management
      -     Acquisitions & Dispositions   -     Project &
      -     Financial Restructuring             Development Services
      -     Debt & Equity Raising         -     Consulting
      -     Hotel Advisory                -     Valuations
                                          -     Property Auctions






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JONES LANG LASALLE - PAGE - 6:




                        DIVERSIFIED REVENUE SOURCES

                          2004 GEOGRAPHIC SPREAD


[ Graphic  / Pie Charts indicating ]


                   TOTAL 2004 REVENUE:  $1.2 BILLION (1)

                  LaSalle Investment Management       13% (1)
                  IOS - Americas                      31%
                  IOS - Europe                        37%
                  IOS - Asia Pacific                  19%




                          OPERATING INCOME MARGIN
                          -----------------------

                                                            Long
                                                            Term
                                                 2004      Targets
                                                ------     -------

            LaSalle Investment Management (1)    21.2%      20+  %
            IOS - Americas                       14.4%      12-13%
            IOS - Europe                          4.1%      10-12%
            IOS - Asia Pacific                    2.7%       8-10%



      Note:  IOS refers to our Investor and Occupier Services


  (1) Equity earnings are an integral part of this business and are therefore included in the Geographic Spread and Operating Income Margin. Equity earnings are not included in the Total Revenue.






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JONES LANG LASALLE - PAGE - 7:




                       REAL ESTATE MONEY MANAGEMENT

                      LaSalle Investment Management -
                       A Differentiator For Our Firm



      GROWTH STRATEGY

      . Capitalize on cross border capital flows and increasing investment allocations to real estate

      .     Leverage brand differentiation

            -     Investment performance

            -     Research driven investment advice

            -     Integrated global execution of investment opportunities

      .     Leverage the Jones Lang LaSalle platform for quick market entry


      .     Leverage the Asia Pacific position

      .     Expand retail alliances

      . Accelerate investment delivery and market response with Firm capital






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JONES LANG LASALLE - PAGE - 8:




                       REAL ESTATE MONEY MANAGEMENT

                 Funds in Asia Reflect Strong Research and
                          On-The-Ground Expertise



LASALLE ASIA RECOVERY FUND I -- Launched in 2000

  Equity Raised:       $242 million      Assets Under Mgmt:   $584 million

  Total Buying Power:  $600 million      JLL Co-Investment:   $12 million

  Fund Objective:      An opportunistic, diversified fund nearly fully
                       invested with expectations of exceeding its initial targeted return


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JAPAN LOGISTIC FUND -- Launched in 2004

  Equity Raised:       $366 million

  Total Buying Power:  $1,464 million

  JLL Co-Investment:   $12 million

  Fund Objective:      LaSalle Investment Management's first country and
                       sector focused Asian vehicle; acquiring warehouse investments in the key distribution centers of Japan


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LASALLE ASIA OPPORTUNITY FUND II -- Currently Marketing

  Target Buying Power: Over $2 billion

  Fund Objective:      Continuing with successful approach to LARF I
                       above, focusing on value-added activities with a primary regional focus in North Asia (Japan, Greater China and Korea)


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JONES LANG LASALLE - PAGE - 9:




             REAL ESTATE INVESTOR SERVICES AND CAPITAL MARKETS

     Established Market Growth Businesses with Strong Cash Generation



      GROWTH STRATEGY

      .     Local leadership leveraging national and cross-border platforms

      . Client relationship managers delivering multiple services to repeat clients



      BUSINESS-SPECIFIC STRATEGIES

      .     CAPITAL MARKETS

            -     Capitalize on cross border capital flows

            -     Expand leadership positions - Pan-European (#1) and
                  Hotels (#1)

            - Differentiate with Corporate Finance expertise and client base

      .     AGENCY LEASING

            -     Leverage leading market positions as economies recover

            - Expand market coverage to leverage national and regional platforms (e.g. New York, Central Europe and North Asia)

      .     VALUATIONS AND CONSULTING

            - Strategic advice to capture early entry point for opportunities

      .     PROPERTY MANAGEMENT

            - Client selection based on our relationship and profitability






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JONES LANG LASALLE - PAGE - 10:




             REAL ESTATE INVESTOR SERVICES AND CAPITAL MARKETS

        Growing Markets Provide Opportunities Across Service Lines



CHINA
--------------------------------------------------------------------------

2001                    2004                    2007 (projected)

Employees: 140          Employees: 220          Employees: 450-500

Revenue: $5.9 million   Revenue: $11.5 million  Revenue: $35-$40 million



RUSSIA
--------------------------------------------------------------------------

2001                    2004                    2007 (projected)

Employees: 30           Employees: 74           Employees: 120

Revenue: $2.8 million   Revenue: $9.9 million   Revenue: $20.5 MILLION




Note: Employee counts include professional and support employees and exclude property maintenance employees.






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JONES LANG LASALLE - PAGE - 11:




                       REAL ESTATE OCCUPIER SERVICES

          High Growth Potential Businesses with Annuity Revenues



      GROWTH STRATEGY

      .     Capitalize on corporate outsourcing and cost reduction trends

      .     Differentiate with integrated global capability

      . Service clients with dedicated account management to maximize relationships



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      GROWTH OCCURRING IN SERVICE LINES AND GEOGRAPHIES


      AMERICAS FACILITIES MANAGEMENT
      ------------------------------------------------------

      2001                          2004

      Employees:  589               Employees:  731

      Revenue:  $33.6 million       Revenue:  $48.3 million



      INDIA
      ------------------------------------------------------

      2001                          2004

      Employees:  < 100             Employees:  195

      Revenue:  $1.9 million        Revenue:  $10.5 million




Note: Employee counts include professional and support employees and exclude property maintenance employees.






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JONES LANG LASALLE - PAGE - 12:




                        DIVERSIFIED REVENUE SOURCES

                         2004 Business Unit Spread


[ Graphic  / Pie Charts indicating ]



            REAL ESTATE OCCUPIER SERVICES

            -     Tenant Representation - 9%
            -     Project & Development Services - 10%
            -     Facilities Management - 7%


            REAL ESTATE MONEY MANAGEMENT - 13% (1)


            REAL ESTATE INVESTOR SERVICES

            -     Valuations & Consulting - 10%
            -     Property Management 15%
            -     Agency Leasing - 17%


            REAL ESTATE CAPITAL MARKETS - 19%




                     TOTAL REVENUE:  $1.2 BILLION (1)




  (1) Equity earnings are an integral part of this business and are therefore included in revenue for this business. Equity earnings are not included in the Total Revenue.






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JONES LANG LASALLE - PAGE - 13:




                OUR CLIENT ROSTER IS IMPRESSIVE AND GROWING



A FEW EXAMPLES ...



      BANK OF AMERICA               DEUTSCHE BANK

      MICROSOFT                     P&G

      WHIRLPOOL                     MOTOROLA

      CalPERS                       DELPHI

      3M                            HSBC

      TAAssociates                  TIAA CREF

      GM                            THE OHIO STATE UNIVERSITY

      Cisco Systems                 DEPARTMENT OF THE ARMY -
                                      UNITED STATES OF AMERICA
      Hermes Property Asset
        Management Limited          Merrill Lynch

      Scottish Widows               Deka Immobilien Investment

      Skandia






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JONES LANG LASALLE - PAGE - 14:




                          OUR CASH FLOW STRATEGY


      .     Primary cash uses:

            - Co-investment that provides growth opportunities for LaSalle Investment Management

            - Technology capital expenditure that keeps us on the leading edge for our clients

            -     Debt repayment

            -     Share repurchase

      . Achieved capital structure objective of 25% Debt to Total Book Capitalization

      .     Redeemed Euro Notes in June 2004

            - 2004 Interest Expense savings of approximately $5 million to $6 million ($0.14 per share)

            - Interest Expense going forward projected to be $5 million or less due to reduced debt and lower borrowing rate

      . Positioned to have the ability to evaluate our use of cash in 2005 for purposes such as growth, stock repurchases and dividends


$MM

[ bar chart indicating - ]


12/31/1999
----------

Total - $323

Interest Expense peaks at $27MM in 2000


12/31/2003
----------

Total - $211

Net Debt $148


12/31/2004
----------

Net Debt $29






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JONES LANG LASALLE - PAGE - 15:




                  THE LEADING REAL ESTATE SERVICES BRAND



            .     Dominant Global Platform

                  -     Over 100 markets on five continents

                  -     Over 8,000 real estate professionals



            .     Leading Property Management Business

                  -     Over 800 million s.f. under management



            .     One of the World's Largest and Most Diverse
                  Real Estate Investment Management Firms

                  -     $24 billion under management



            .     Leading Professional Project Management Business

                  -     Over 800 dedicated professionals



            .     Global Real Estate Research Capability

                  -     185 dedicated professionals






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JONES LANG LASALLE - PAGE - 16:




                               APPENDIX 1 --

                         BUSINESS UNIT STATISTICS





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JONES LANG LASALLE - PAGE - 17:




                       REAL ESTATE MONEY MANAGEMENT

       LaSalle Investment Management - A Differentiator For Our Firm



Description          2004 Statistics (9/30/2004)    Typical Fee Structure
--------------------------------------------------------------------------

SEPARATE ACCOUNT
 MANAGEMENT          . $16.3 billion of assets      . Advisory fees
(Firm's co-invest-     under management             . Incentive fees
 ment = $12.8MM)                                    . Transaction fees
                                                    . Equity earnings

--------------------------------------------------------------------------

FUND MANAGEMENT      . $3.7 billion of assets       . Advisory fees
(Firm's co-invest-     under management             . Incentive fees
 ment = $78.1MM)                                    . Equity earnings

--------------------------------------------------------------------------

PUBLIC EQUITY        . $4.1 billion of assets       . Advisory fees
(Firm's co-invest-     under management
 ment = $0.1MM)

--------------------------------------------------------------------------


                                               Assets
                                               Under
     Product                                 Management       %
     ---------------------------------------------------------------

     European private equity                    $10.8       44.8%
     North American private equity               $8.1       33.6%
     Asia Pacific private equity                 $1.1        4.6%
     ---------------------------------------------------------------
     Total Private Equity                       $20.0       83.0%
     ---------------------------------------------------------------

     European public equity                      $0.5        2.1%
     North American public equity                $3.6       14.9%
     ---------------------------------------------------------------
     Total Public Equity                         $4.1       17.0%
     ---------------------------------------------------------------

     TOTAL                                      $24.1        100%
     ---------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 18:




             REAL ESTATE INVESTOR SERVICES AND CAPITAL MARKETS

     Established Market Growth Businesses with Strong Cash Generation



Business Unit            2003 Statistics            Typical Fee Structure
--------------------------------------------------------------------------

INVESTOR SERVICES

  Property Management    . 535 million s.f.         . Annuity type manage-
                           (2003: 502 million         ment fees paid
                           s.f.)                      monthly or quarterly

--------------------------------------------------------------------------

  Agency Leasing         . 8,200 transactions       . Income sourced from
                           73 million s.f.            Property Management
                           (2003: 8,000 trans-        and Investment
                           actions and 63 million     Management
                           s.f.)

--------------------------------------------------------------------------

  Valuation & Consulting . 22,300 valuations        . Regular repeat val-
                           (2003: 26,600)             uation fees tied to
                                                      asset value

                                                    . Consulting fixed fee
                                                      or hourly rates


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CAPITAL MARKETS          . 1,300 transactions       . One-time trans-
                           $28 billion of value       action fees, but
                           (2003: 1,250 trans-        repeat client
                           actions and $18 billion    business
                           of value)

--------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 19:




                       REAL ESTATE OCCUPIER SERVICES

          High Growth Potential businesses with Annuity Revenues



Business Unit            2003 Statistics            Typical Fee Structure
--------------------------------------------------------------------------

Tenant Representation    . 2,600 transactions       . Contractual income
                           48 million s.f.            strategic alliances
                           (2003: 2,850 trans-
                           actions and 49 million
                           s.f.)

--------------------------------------------------------------------------

Facilities Management    . 300 million s.f.         . Management fees
                           (2003: 223 million         paid quarterly
                           s.f.)

--------------------------------------------------------------------------

Project &
  Development Services                              . Percentage of
                                                      construction costs

--------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 20:



                               APPENDIX 2 --

                            SUPERIOR CASH FLOW





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JONES LANG LASALLE - PAGE - 21:



                            SUPERIOR CASH FLOW



    ----------------------------------------------------------------
                                                          $ Change
                                            Actual          Prior
    $MM (except per share data)          2004     2003      Year
    ----------------------------------------------------------------

    EBITDA                               $129     $ 99       $ 30

    Less:  Interest Expense                (9)     (18)         9

    Less:  Income taxes                   (22)      (8)       (14)

    Plus:  Working capital &
      non-cash expenses                    63       37         26

    NET CASH FROM OPERATIONS             $161     $110       $ 51


    PRIMARY USES OF CASH
    --------------------

    Co-Investment                          (3)      (4)         1

    Capital Expenses                       28       19          9

    Net Debt Repayment                    119       88         31

    Net Share Repurchase                   19        6         13

    Other                                  (2)       1         (3)

    TOTAL                                $161     $110       $ 51






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JONES LANG LASALLE - PAGE - 22:



                               APPENDIX 3 --

               GAAP AND NON-GAAP RESULTS AND RECONCILIATION






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JONES LANG LASALLE - PAGE - 23:




                           CALCULATION OF EBITDA
                       AND FREE CASH FLOW PER SHARE



    ----------------------------------------------------------------
                                                    Actual
    $MM                                      2004           2003
    ----------------------------------------------------------------

    OPERATING INCOME                         $ 96           $ 62

    Plus:  Depreciation & Amortization         33             37

    EBITDA                                   $129           $ 99

    Less:  Interest Expense                    (9)           (18)

    Less:  Income Taxes                       (22)            (8)

    Plus:  Working capital & non-cash
      expenses                                 63             37

    NET CASH FROM OPERATIONS                 $161            110

    Less:  Capital Expenditures               (28)           (19)

    Less:  Working Capital                    (41)           (10)

    FREE CASH FLOW                           $ 92           $ 81

    FREE CASH FLOW PER SHARE                $2.80          $2.51






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JONES LANG LASALLE - PAGE - 24:




            EXPLANATION OF EBITDA, FREE CASH FLOW AND NET DEBT


      . EBITDA represents earnings before interest expense, income taxes, depreciation and amortization

      . Free Cash Flow represents Net Cash from Operations less Capital Expenditures

      .     Net Debt represents debt minus cash and cash equivalents

      . Management believes that EBITDA and Free Cash Flow are useful to investors as a measure of operating performance, and liquidity

      . Management believes that Net Debt is useful to investors as a measure of financial position

      . EBITDA, Free Cash Flow and Net Debt should not be considered alternatives to (i) net income (loss) (determined in accordance with GAAP), (ii) cash flows (determined in accordance with GAAP), or (iii) liquidity